UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2026, the board of directors (the “Board”) of Revolve Group, Inc. (the “Company”) appointed Erinn Murphy to serve as a member of the Board, effective immediately. The Board also appointed Ms. Murphy to serve as a member and chairperson of the Audit Committee and as a member of the Compensation Committee.

Since September 2023, Ms. Murphy has held finance leadership roles at Crocs, Inc., a leader in innovative, casual footwear, most recently serving as the Senior Vice President of Investor Relations & Strategic Finance. Ms. Murphy worked at Piper Sandler Companies, an investment bank, from June 2011 to August 2023, most recently as the Managing Director of Consumer Equity Capital Markets. Ms. Murphy will be entitled to receive cash and equity compensation under the Company’s outside director compensation policy, which is described in the section of the Company’s definitive proxy statement on Schedule 14A titled “Board of Directors and Corporate Governance—Outside Director Compensation Policy,” filed with the SEC on April 25, 2025.

There are currently no agreements, arrangements or understandings between Ms. Murphy and any other person pursuant to which Ms. Murphy was appointed to serve as a member of the Board. There are currently no transactions in which Ms. Murphy has an interest requiring disclosure under Item 404(a) of Regulation S-K as promulgated under the Securities Exchange Act of 1934, as amended.

In addition, on March 18, 2026, Jennifer Baxter Moser notified the Board that she is resigning from the Board, as well as from the Audit Committee and the Compensation Committee, effective upon Ms. Murphy’s appointment to the Board. The resignation of Ms. Moser was not the result of any disagreement between Ms. Moser and the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLVE GROUP, INC.

Date: March 20, 2026	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer